UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2006
KLA-TENCOR CORPORATION

(Exact name of registrant specified in its charter)

Delaware	000-09992	04-2564110

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

160 Rio Robles, San Jose, California	95134

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone, including area code: (408) 875-3000

(Former name and former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
          As expected, the Company was unable to file its quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2006 by the required filing date of November 14, 2006, because the Company has not yet completed the restatement of its financial statements required due to the retroactive pricing of certain stock options. As a result, the Company received an Additional Nasdaq Staff Determination notice on November 14, 2006 indicating that the Company is not in compliance with the filing requirements for continued listing as set forth in Nasdaq Marketplace Rule 4310(c)(14) and that this non-compliance will serve as an additional basis for delisting the Company’s securities from the Nasdaq Global Select Market. The notice, which the Company expected, was issued in accordance with standard Nasdaq procedures. The Company has already appealed the previous Nasdaq Staff Determination and appeared in a hearing before the Nasdaq Listing Qualifications Panel on October 26, 2006. No decision has yet been rendered by the Panel. Pending the Panel’s decision, the Company’s shares will continue to be listed on the NASDAQ Global Select Market.
          A copy of the Company’s news release is attached hereto as Exhibit 99.1.
Warning Concerning Forward-Looking Statements
          This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and federal securities law. Such forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Those statements that make reference to expectations, predictions, beliefs and assumptions should be considered forward-looking statements. These statements include, but are not limited to, those associated with the expected closing time for the proposed merger and the obtaining of clearance from German antitrust authorities. These statements involve risks and uncertainties including those associated with delays in obtaining, or adverse conditions contained in, the German antitrust authorities’ regulatory approvals; failure to consummate or delays in consummating the proposed merger for other reasons; changes in laws or regulations; and other similar factors. Further information on potential factors that could affect KLA-Tencor’s or ADE’s respective businesses is contained in their reports on file with the Securities and Exchange Commission, including their respective Form 10-Q’s. KLA-Tencor and ADE are under no obligation to (and expressly disclaim any such obligation to) update or alter their respective forward-looking statements whether as a result of new information, future events or otherwise.
Item 9.01      Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is filed herewith:

Exhibit
Number	Description

99.1	Text of press release issued by KLA-Tencor Corporation dated November 15, 2006.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA-TENCOR CORPORATION
Date: November 15, 2006	By:	/s/ Jeff Hall
		Name:	Jeff Hall
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Text of press release issued by KLA-Tencor Corporation dated November 15, 2006.